UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022
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Wejo Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Canon’s Court 22 Victoria Street Hamilton HM12 Bermuda
(Address of principal executive offices)

+44 8002 33065
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In accordance with Regulation FD, Wejo Group Ltd. (the “Company”) hereby furnishes a presentation entitled “Welcome to Data in the Desert 2022” (the “Presentation”) the Company will present to analysts, journalists and investors on or after September 27, 2022 at the Company’s “Data in the Desert” on-track driving experience event at Spring Mountain Motor Resort outside Las Vegas, Nevada and a related press release. The Presentation slides are attached hereto as Exhibit 99.1 and will be available on the Company’s website at wejo.com. The information contained in the Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Presentation does not provide information concerning the financial condition of the Company with respect to the third fiscal quarter of 2022. The Company undertakes no duty or obligation to publicly update or revise the information contained in these Presentations, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. The Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on the Company's expectations and involve risks and uncertainties that could cause the Company's actual results to differ materially from those set forth in the statements. These risks are discussed in the Company's filings with the SEC, including an extensive discussion in the “Risk Factors” section of the Company's Comprehensive Annual Report on Form 10-K for the year ended December 31, 2021.

The information in this Item 7.01 of the Form 8-K, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Welcome to Data in the Desert 2022 Presentation
99.2	Press Release of Wejo Group Limited, dated September 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wejo Group Limited

Date: September 27, 2022	By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer